Income per share (Tables)	12 Months Ended
Dec. 31, 2024
Net income per share:
Schedule of computation of basic and diluted income

The following table sets forth the basic and diluted net income per share computation and provides a reconciliation of the numerator and denominator for the years presented:

	For the years ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Basic and diluted earnings per ordinary share calculation:
Numerator:
Net income attributable to Lucas GC Limited	36,142	77,668	39,789
Accretion of subsidiary’ redeemable preferred shares to redemption value	(2,906)	-	-
Net income attributable to the Lucas GC Limited’s ordinary shareholders	33,236	77,668	39,789

Denominator:
Weighted average ordinary shares outstanding-basic and diluted	78,063,300	78,063,300	79,289,136

Income per ordinary share basic and diluted	0.43	0.99	0.50